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                                                                   EXHIBIT 10.28


                      FORM OF AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER, made on the ____ day of _________, 2002, by and among KRANE HOLDINGS, INC., a Delaware corporation ("KRANE"), THANE INTERNATIONAL, INC., a Delaware corporation ("THANE"), KH ACQUISITION CORPORATION, a Delaware corporation and a wholly-owned subsidiary of Thane ("ACQUISITION"), and each of the stockholders of Krane listed on the signature pages hereto.

         WHEREAS, Acquisition desires to merge with and into Krane and Krane desires that Acquisition be merged with and into Krane, so that Krane will be the surviving corporation, all upon the terms and subject to the conditions set forth herein and in accordance with the laws of the State of Delaware;

         WHEREAS, the terms and conditions of such merger, the mode of carrying the same into effect, the manner of converting the capital stock of Krane into the right to receive cash or shares of capital stock of Thane and such other terms and conditions as may be required or permitted to be stated in this Agreement are set forth below.

         NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements, and subject to the conditions herein contained, Acquisition, Thane and Krane hereby agree as follows:

                                    SECTION 1

                                   THE MERGER

         1.1 THE MERGER. Subject to the terms and conditions contained herein, at the Effective Time, Acquisition shall be merged with and into Krane in accordance with the requirements of the laws of the State of Delaware (the "MERGER"). Thereupon, (a) the corporate existence of Krane, with all its rights, privileges, immunities, powers and purposes, shall continue unaffected and unimpaired by the Merger, and Krane, as the corporation surviving the Merger, shall be fully vested therewith, the separate existence of Acquisition shall cease upon the Merger becoming effective as herein provided and thereupon Krane and Acquisition shall be a single corporation (sometimes referred to herein as the "SURVIVING CORPORATION") and (b) all of the assets and properties of Acquisition, whether real, personal, or mixed, and whether tangible or intangible, and all of the liabilities and obligations of Acquisition whether fixed or contingent, shall vest in the Surviving Corporation, without any further action of either Acquisition or Krane.

         1.2 FILING. On the date hereof, Krane and Acquisition will cause an executed counterpart of a Certificate of Merger in substantially the form of EXHIBIT A hereto (the "CERTIFICATE OF MERGER") to be filed with the office of the Secretary of State of the State of Delaware in accordance with the provisions of Sections 251 and 103 of the Delaware General Corporation Law (the "DGCL").

         1.3 EFFECTIVE TIME OF THE MERGER. The Merger shall be effective at the time that the filing of the counterpart of the Certificate of Merger with the

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Secretary of State of the State of Delaware referred to in Section 1.2 is completed, which time is sometimes referred to herein as the "EFFECTIVE TIME."

         1.4 EFFECT OF THE MERGER. The Merger shall have the effects set forth in Section 259 of the DGCL.

                                    SECTION 2

            CONVERSION OF SHARES AND WARRANTS; ASSUMPTION OF OPTIONS

         2.1 At the Effective Time, all of the issued and outstanding shares of capital stock of Acquisition and Krane shall, by virtue of the Merger and without any action on the part of the respective holders thereof, become and be converted into shares of capital stock of the Surviving Corporation or into the right to receive cash, shares of capital stock of Thane or be canceled, as the case may be, as follows:

         (a) Each issued and outstanding share of common stock, par value $.001 per share, of Acquisition shall be converted into one share of common stock, par value $.001 per share, of the Surviving Corporation.

         (b) Each issued and outstanding share of common stock, par value $.001 per share, of Krane ("KRANE COMMON STOCK") (excluding any treasury shares of Krane), shall be converted into and become the right to receive 2.42432187628972 shares of Class A Common Stock, par value $.0001, of Thane ("THANE COMMON STOCK"). Thane will promptly issue to the shareholders of Krane a stock certificate evidencing the ownership of shares of Thane upon surrender by each shareholder of stock certificates evidencing ownership of shares of Krane.

         (c) Each share of Krane Common Stock issuable to Prairie Capital Mezzanine Fund, L.P. ("PRAIRIE"), upon the exercise of the warrants issued to Prairie (the "PRAIRIE WARRANTS") pursuant to that certain Initial Stock Purchase Warrant and Repurchase Agreement, dated as of May 17, 2000, by and between Krane and Prairie, shall be converted into and become the right to receive
2.42432187628972 shares of Thane Common Stock. Thane will promptly issue to Prairie a stock certificate evidencing the ownership of shares of Thane upon surrender by Prairie of the Prairie Warrants.

         (d) Each treasury share of capital stock of Krane, if any, shall be canceled, and no payment shall be made in respect thereof.

         2.2 At the Effective Time, each issued and outstanding option to purchase or otherwise acquire shares of Krane Common Stock (whether or not vested) (the "ASSUMED OPTIONS") shall be assumed by Thane in connection with the Merger. Each Assumed Option so assumed by Thane under this Agreement shall continue to have, and be subject to, the same terms and conditions as in place immediately prior to the Effective Time (including, without limitation, any vesting schedule or repurchase rights, but not taking into account any acceleration thereof provided for in the underlying option agreements that may otherwise result from the Merger or other transactions contemplated by this




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Agreement), except that (i) each Assumed Option to purchase one share of Krane
Common Stock will be exercisable for 2.42432187628972 shares of Thane Common Stock and (ii) the per share exercise price for the shares of Thane Common Stock issuable upon exercise of such Assumed Option will be equal to the quotient determined by dividing: (A) the exercise price per share of Krane Common Stock at which such Assumed Option was exercisable immediately prior to the Effective Time by (B) 2.42432187628972. No Assumed Option as so converted shall be exercisable for a fractional share of Thane Common Stock and the number of shares of Thane Common Stock for which all Assumed Options to be delivered to the optionees thereof shall be rounded up to the nearest whole number of shares of Thane Common Stock.

                                    SECTION 3

                     CERTIFICATE OF INCORPORATION AND BYLAWS

         3.1 At the Effective Time, the certificate of incorporation of Krane shall be the certificate of incorporation of the Surviving Corporation, which may be amended from time to time after the Effective Time as provided by law.

         3.2 At the Effective Time, the bylaws of Krane shall be the bylaws of the Surviving Corporation, which may be amended from time to time after the Effective Time as provided by the certificate of incorporation or said bylaws.

                                    SECTION 4

                             OFFICERS AND DIRECTORS

         4.1 The officers and directors of Krane at the Effective Time of the Merger shall be the officers and directors of the surviving corporation for the full unexpired terms of their offices and until their successors have been elected or appointed.

                                    SECTION 5

                            AMENDMENT AND TERMINATION

         5.1 This Agreement may be terminated and the transactions herein contemplated may be abandoned at any time by the mutual consent of Krane, Thane and Acquisition.

                                    SECTION 6

                                  MISCELLANEOUS

         6.1 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, both written and oral, between the parties hereto with respect to such subject matter.

         6.2 BENEFITS, BINDING EFFECT. This Agreement shall be for the benefit of, and shall be binding upon, the parties hereto and their respective successors and assigns.



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         6.3 SEVERABILITY. The invalidity of any one of the words, phrases, sentences, clauses, sections or subsections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement, all of which are inserted conditionally on their being valid in law; if any one of the words, phrases, sentences, clauses, sections or subsections contained in this Agreement shall be declared invalid by a court of competent jurisdiction, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, section or sections, or subsection or subsections had not been inserted.

         6.4 SECTION HEADINGS. This section and the other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any of the provisions of this Agreement.

         6.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the separate parties hereto in separate counterparts, each of which shall be deemed to be an original and the one and the same instrument.

                                      * * *



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         IN WITNESS WHEREOF, the undersigned have executed this Agreement and
Plan of Merger as of the date first above written.

                                   KRANE HOLDINGS, INC.



                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:


                                   THANE INTERNATIONAL, INC.



                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:


                                   KH ACQUISITION CORPORATION



                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:


                                   STOCKHOLDERS:

                                   H.I.G. KPI, INC.



                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:


                                   PRAIRIE CAPITAL MEZZANINE FUND, L.P.



                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:


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                                   LEASE PLAN - KRANE PRODUCTS INVESTORS, L.P.



                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:


                                   [INDIVIDUAL STOCKHOLDERS]




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                                                                       EXHIBIT A

                              CERTIFICATE OF MERGER

                                       OF

                           KH ACQUISITION CORPORATION

                                      INTO

                              KRANE HOLDINGS, INC.

         The undersigned corporation DOES HEREBY CERTIFY:

         FIRST: That the names and states of incorporation of each of the constituent corporations of the merger are as follows:


                  NAME                   STATE OF INCORPORATION
                  ----                   ----------------------

KH ACQUISITION CORPORATION               DELAWARE
------------------------------------     --------------------------------------

KRANE HOLDINGS, INC.                     DELAWARE
------------------------------------     --------------------------------------


         SECOND: That an Agreement and Plan of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of subsection (c) of Section 251 of the General Corporation Law of the State of Delaware.

         THIRD: The name of the surviving corporation of the merger is Krane Holdings, Inc., a Delaware corporation.

         FOURTH: That the certificate of incorporation of Krane Holdings, Inc., a Delaware corporation, shall be the certificate of incorporation of the surviving corporation.


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         FIFTH: That the executed agreement of merger is on file at the principal place of business of the surviving corporation. The address of said principal place of business is 4800 North Federal Highway, Suite 300E, Boca Raton, Florida 33431.

         SIXTH: That a copy of the Agreement and Plan of Merger will be furnished on request and without cost to any stockholder of any constituent corporation.

_____________, 2002.

                                        KH ACQUISITION CORPORATION



                                        By:
                                           ------------------------------------
                                        Name:
                                        Title:




                                        KRANE HOLDINGS, INC.



                                        By:
                                           ------------------------------------
                                        Name:
                                        Title:







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